HEI Exhibit 99.2

Hawaiian Electric Industries, Inc.

Written Statement of Chief Financial Officer Pursuant to

18 U.S.C. Section 1350,

as Adopted by

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Current Report of Hawaiian Electric Industries, Inc. (HEI) on Form 8-K as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Eric K. Yeaman, Chief Financial Officer of HEI, certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

(2)	The consolidated information contained in the Report fairly presents, in all material respects, the financial condition as of December 31, 2002 and results of operations for the year ended December 31, 2002 of HEI and its subsidiaries.

/s/ Eric K. Yeaman

Eric K. Yeaman

Financial Vice President, Treasurer and Chief Financial Officer of HEI

Date: February 26, 2003